UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2023

Sisecam Resources LP
(Exact name of registrant as specified in its charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:(770) 375-2300
(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	SIRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2023, Sisecam Resources LP, a Delaware limited partnership (the “Partnership”) and its general partner, Sisecam Resource Partners LLC, a Delaware limited liability company (the “Partnership GP”, and together with the Partnership, the “Partnership Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sisecam Chemicals Wyoming LLC, a Delaware limited liability company (“SCW”), a wholly owned subsidiary of Sisecam Chemical Resources LLC, a Delaware limited liability company (“SCR”) and Sisecam Chemicals Newco LLC, a Delaware limited liability company and a wholly owned subsidiary of SCW (“Merger Sub”, and together with SCW, the “Parent Parties”), pursuant to which Merger Sub will merge with and into the Partnership, with the Partnership surviving as a direct wholly owned subsidiary of the Partnership GP and SCW (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Closing”), each issued and outstanding common unit of the Partnership (the “Common Units”), other than those held by SCW and its permitted transferees (the “Parent Units”), will be converted into the right to receive $25.00 per Common Unit in cash without any interest thereon (the “Merger Consideration”). Each issued and outstanding Parent Unit, each issued and outstanding Incentive Distribution Right (as defined in the (as defined in the Partnership’s First Amended and Restated Agreement of Limited Partnership, dated as of September 18, 2013 (as amended, the “Partnership Agreement”) in the Partnership, and the Partnership GP’s general partner interest in the Partnership will be unaffected by the Merger and will remain outstanding.

The Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of the Partnership GP has (i) determined that the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership and the Partnership’s subsidiaries (including its unaffiliated unitholders), (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, such approval constituting the “Special Approval” as defined in the Partnership Agreement, and (iii) recommended that the Board of Directors of the Partnership GP approve the Merger Agreement and the transactions contemplated thereby.

Immediately following the execution of the Merger Agreement, SCW, as the record and beneficial owner of approximately 75% of the issued and outstanding Common Units, which constitutes a “Unit Majority” (as defined in the Partnership Agreement), delivered to the Partnership an irrevocable written consent (the “Unit Majority Written Consent”) adopting the Merger Agreement and approving the transactions contemplated thereby, including the Merger.

The Merger Agreement contains customary representations and warranties from the parties and each party thereto has agreed to customary covenants, including, among others, covenants relating to the conduct of the business by the Partnership and the Partnership GP during the interim period between the execution of the Merger Agreement and the Closing.  The Partnership GP has also agreed to declare, and to cause the Partnership to pay, regular quarterly cash distributions to the Partnership’s unitholders during the pendency of the Merger in the amount of available cash for each quarterly period, and to cause such available cash amount to be sufficient to distribute to unitholders an amount equal to or greater than $0.50 per Common Unit (subject to proration for any shorter period in which the closing occurs).

The obligation of the Partnership Parties, on the one hand, and the Parent Parties, on the other hand, to consummate the Merger is subject to certain customary conditions, including, among others: (1) there being no law, injunction, judgment or ruling prohibiting consummation of the transactions contemplated under the Merger Agreement or making the consummation of the transactions contemplated thereby illegal; (2) subject to specified materiality standards, the accuracy of certain representations and warranties of the other parties set forth in the Merger Agreement as of the date of execution of the Merger Agreement and as of the closing date; (3) compliance by the other parties in all material respects with their covenants and obligations under the Merger Agreement; and (4) the Partnership’s information statement having been cleared by the United States Securities and Exchange Commission (“SEC”) and at least 20 days having elapsed from the date the Partnership’s information statement was mailed to the Partnership’s limited partners.  The Parent Parties’ obligation to consummate the Merger is also subject to there not having been a Partnership Material Adverse Effect (as defined in the Merger Agreement), or any event, change, fact, development, circumstance, condition or occurrence that is reasonably like to have or result in a Partnership Material Adverse Effect.

The Merger Agreement contemplates that the Closing will occur on the third business day after the satisfaction or waiver of the conditions to the Merger provided in the Merger Agreement (other than the conditions that by their nature are to be satisfied at the closing of the Merger); or at such other place, date and time as the Partnership and SCW may agree.

The Merger Agreement provides for certain termination rights for both SCW and the Partnership, including

●	by the mutual written agreement of the Partnership (duly authorized by the Conflicts Committee) and SCW;

●
by either the Partnership (duly authorized by the Conflicts Committee) or SCW, if (A) there is in effect a law or injunction prohibiting the consummation of the transactions contemplated under the Merger Agreement or other final and nonappealable legal restraint or (B) the Merger has not been consummated on or before July 30, 2023 (the “Outside Date”);

●
by SCW, if under certain conditions, there has been a breach by the Partnership or the Partnership GP of any of their respective representations, warranties, or covenants set forth in the Merger Agreement that is not cured or capable of being cured within the earlier of 30 days of notice of such breach or the Outside Date; and

●	by the Partnership (duly authorized by the Conflicts Committee), if:

‒
under certain conditions, there has been a breach by Parent Parties of any of their respective representations, warranties, or covenants set forth in the Merger Agreement that is not cured or capable of being cured within the earlier of 30 days of notice of such breach; or

‒
under certain conditions, (1) the Partnership and the Partnership GP have confirmed by irrevocable written notice to SCW that each is ready, willing and able to consummate the Merger, (2) all of the closing conditions are satisfied and will remain satisfied, and (3) SCW fails to consummate the Merger within five business days of such notice; or

‒	the Unit Majority Written Consent is not received by the Partnership and has not become effective within twenty-four (24) hours of the execution of the Merger Agreement.

The Merger Agreement provides that upon termination of the Merger Agreement by the Partnership under certain circumstances, SCW will be obligated to pay the Partnership a termination fee equal to approximately $7.87 million. Alternatively, the Merger Agreement provides that the parties to the Merger Agreement may be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the provisions of the Merger Agreement.

In connection with the parties’ entry into the Merger Agreement, Deutsche Bank AG New York Branch and Societe Generale (collectively, the “Lenders”) have agreed to provide debt financing for the proposed transaction consisting of a $110 million term loan facility, on the terms and subject to the conditions set forth in a debt commitment letter dated as of February 1, 2023. The obligations of the Lenders to provide debt financing under the debt commitment letter are subject to a number of customary conditions.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about SCW, the Partnership or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement that were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SCW, the Partnership or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures.

Item 2.02 Results of Operations and Financial Condition.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 2.02 (including the exhibits referenced therein) shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

On February 1, 2023, Sisecam Resources LP (the “Partnership”) announced via a press release its financial results for the fourth quarter and year ended December 31, 2022 and fourth quarter 2022 distribution. A copy of that press release is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 1, 2023, immediately following the execution of the Merger Agreement, SCW, as the record and beneficial owner of approximately 75% of the issued and outstanding Common Units, delivered to the Partnership the Unit Majority Written Consent. No further approval by the Partnership’s unitholders is required to approve the Merger Agreement or the transactions contemplated thereby, including the Merger. The Partnership will file with the SEC and furnish to the Partnership’s unitholders an information statement and other relevant documents, including a Schedule 13E-3.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 1, 2023, the Partnership and SCR issued a press release announcing the execution of the Merger Agreement. A copy of this joint press release is attached hereto as Exhibit 99.1. On the same date, the Partnership also issued a separate press release announcing its fourth quarter and year end financial results  and the declaration of its fourth quarter 2022 distribution. A copy of the Partnership’s press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 (including the exhibits referenced therein) shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act. The furnishing of the information herein is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates

Cautionary Statement Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements related to the Partnership’s expectations regarding the future. We have used the words “expect,” “intend,” “may,” “would,” “plan” and similar terms and phrases to identify forward-looking statements. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Many of the factors that will determine these results are beyond our ability to control or predict. These factors include the information included in our public disclosures and the risk factors described in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 15, 2022 and our other filings with the SEC. In particular, expressed or implied statements concerning future actions, conditions or events, and statements concerning the proposed transaction and the likelihood of a successful consummation of the proposed transaction are forward-looking statements.  All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this Current Report. We undertake no obligation to update such statements for any reason, except as required by law.

Important Information About the Proposed Transaction
In connection with the proposed transaction, the Partnership will prepare an information statement to be filed with the SEC that will provide additional important information concerning the proposed transaction. When completed, a definitive information statement will be mailed to the Partnership’s unitholders. THE PARTNERSHIP’S UNITHOLDERS ARE STRONGLY ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PARTNERSHIP’S INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Partnership’s unitholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Partnership’s unitholders will also be able to obtain, without charge, a copy of the information statement and other documents relating to the proposed transaction (when available) at www.sisecamusa.com.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 1, 2023 by, by and among Sisecam Chemicals Wyoming LLC, Sisecam Chemicals Newco LLC, Sisecam Resources LP and Sisecam Resource Partners LLC.*

99.1	Press Release of Sisecam Chemicals Resources LLC and Sisecam Resources LP dated February 1, 2023 Announcing Entry Into an Agreement and Plan of Merger

99.2	Press Release of Sisecam Resources LP dated February 1, 2023 Announcing Fourth Quarter and Year End Financial Results and Q4 2022 distributions

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2023

SISECAM RESOURCES LP

By:	Sisecam Resource Partners LLC, its General Partner

By:	/s/ Marla E. Nicholson
Marla E. Nicholson Vice President, General Counsel and Secretary of Sisecam Resource Partners LLC, the registrant’s General Partner